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                                                                    EXHIBIT 23.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 3 to Form S-4 of AT&T Comcast Corp., of our report dated May 1, 2002 relating to the consolidated financial statements of Concert, B.V., which appears in AT&T Corp.'s Annual Report on Form 10-K/A, for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
McLean, Virginia
May 13, 2002